SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 30, 2003



Commission      Registrant; State of Incorporation;          I.R.S. Employer
File Number       Address; and Telephone Number              Identification No.
-----------       -----------------------------              ------------------

1-2323       THE CLEVELAND ELECTRIC ILLUMINATING COMPANY         34-0150020
             (An Ohio Corporation)
             c/o FirstEnergy Corp.
             76 South Main Street
             Akron, OH  44308
             Telephone (800)736-3402


1-3583       THE TOLEDO EDISON COMPANY                           34-4375005
             (An Ohio Corporation)
             c/o FirstEnergy Corp.
             76 South Main Street
             Akron, OH  44308
             Telephone (800)736-3402

Item 9. Regulation FD Disclosure

           On April 30, 2003, FirstEnergy Corp. issued a press release that included an update relating to Davis-Besse Nuclear Power Station, which is jointly owned by The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp. With respect to the schedule for Davis-Besse's return to service, FirstEnergy Nuclear Operating Company now expects the plant to be ready for restart in the first half of the summer, rather than this spring. The revised timeline reflects work associated with the reactor vessel pressure test, as well as other physical work required for restart. The Nuclear Regulatory Commission will make the final determination of when the plant can return to service.








                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 1, 2003




                                       THE CLEVELAND ELECTRIC
                                       ----------------------
                                        ILLUMINATING COMPANY
                                        --------------------
                                             Registrant

                                     THE TOLEDO EDISON COMPANY
                                     -------------------------
                                             Registrant


                                       /s/  Harvey L. Wagner
                                  ---------------------------------------
                                            Harvey L. Wagner
                                      Vice President and Controller